Prepaid Expenses and Other Assets, Net	12 Months Ended
Sep. 30, 2023
Prepaid Expenses and Other Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER ASSETS, NET

Note 5 PREPAID EXPENSES AND OTHER ASSETS, NET

Prepaid expenses and other assets consist of the following items:

	As of September 30,
	2023	2022
Fund advance payment(1)	$445,646	$407,455
Deferred offering costs	—	1,979,544
Prepaid deposit for acquisition(2)	1,532,371	1,525,165
Rental deposit	69,746	—
Prepayment	38,655	—
Others	28,931	19,991
Less: allowance for current expected credit losses(2)	(1,980,245)	(1,525,165)
Total	$135,104	$2,406,990
Prepaid expenses and other assets, current	66,484	2,406,990
Prepaid expenses and other assets, non-current	68,620	—

(1)	The balance as of September 30, 2023 and 2022 mainly comprised of legal fees and the management fees, which were paid on behalf of the funds. During the year ended September 30, 2023, the Group considered that several funds were closed and the collectability of these amount was low due to the current market situation, the Group provided full allowance for the credit losses accordingly. As of September 30, 2023 and 2022, the allowance for credit losses were $445,646 and nil, respectively.

(2)	The balance as of September 30, 2023 and 2022 mainly due to in May 2019, the Group made a payment of HK$16 million to a potential acquisition target investee as investment. After the payment, during the due diligence and negotiation process the Group noted that the potential transaction did not meet its initial expectation. As such, the Group decided to cancel this potential transaction. The Group and the target investee have entered into an agreement and will charge an annual interest rate of 6.5% for the HK$16 million ($2,040,296) starting from 1st of October 2019. The Group had received HK$4 million ($516,029) of principal and the related interests incurred from the target in March, 2020. As of September 30, 2023 and 2022, the Group has booked full allowance of prepaid deposit for acquisition of HK$12 million ($1,532,371 and $1,525,165, respectively). Over a period of more than two years, the Group actively pursued collection, including taking legal action. Upon consultation with its litigation counsel, the Group had sent formal “Letters before Action” several times to press for payment, with no result to date. The Group is preparing to initiate arbitration proceedings in an attempt to collect the prepaid balance. Because the Group has not officially started the proceedings after the “Letters before Action”, the Group still reserves available legal means of collection. The Group will consider writing off any balance if the probability of recovering the prepaid deposit for acquisition is low based on the progress of the potential arbitration proceedings and after discussions with its litigation counsel in the future.